UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 12, 2013

PGT, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-52059	20-0634715
(Commission File Number)	(IRS Employer Identification No.)

1070 Technology Drive, North Venice, Florida 34275

(Address of Principal Executive Offices, Including Zip Code)

(941) 480-1600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On November 12, 2013, PGT, Inc., through its wholly-owned subsidiary PGT Industries, Inc. (the “Company”) entered into a Sales Contract (the “Agreement”), effective as of January 1, 2014, with E. I. du Pont de Nemours and Company, through its Packaging and Industrial Polymers business (“DuPont”) for the supply by DuPont and the purchase by the Company of 100% of the Company’s requirements of Butacite® polyvinyl butyral interlayer and SentryGlas® ionoplast interlayer, each produced by DuPont and sold pursuant to the Agreement. A copy of the Agreement is included herein as Exhibit 10.1.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PGT, INC.

By:	/s/ Mario Ferrucci III
Name:	Mario Ferrucci III
Title:	Vice President, General Counsel, and
Secretary

    Dated: November 13, 2013

EXHIBIT INDEX

Exhibit No.	Description

10.1	Sales Contract, executed on November 12, 2013, by and between E. I. du Pont de Nemours and Company, through its Packaging and Industrial Polymers business, and PGT Industries, Inc.